POWER OF ATTORNEY

         Each person whose signature appears below on this Post-Effective Amendment to Registration Statement hereby constitutes and appoints John E. Mack and Gary S. Williams, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, North Carolina, on December 31, 1996.

                                        MAIN PLACE REAL ESTATE INVESTMENT TRUST
                                           as successor to the registrant

                                        By:  /s/ John E. Mack
                                                 John E. Mack
                                                 President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on December , 1996 by the following persons in the capacities indicated.


     Signature                      Title                        Date

Board of Trustees:


By:/s/ John E. Mack             Trustee, President         December 31, 1996
   ----------------------          and Treasurer
     John E. Mack



By:/s/ G. Patrick Phillips            Trustee              December 31, 1996
   ----------------------
    G. Patrick Phillips


By:/s/ William L. Maxwell             Trustee              December 31, 1996
   ----------------------
    William L. Maxwell


By:/s/ James H. Luther            Outside Trustee          December 31, 1996
   ----------------------
    James H. Luther